UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 13, 2010
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-16091 (Commission File No.)	34-1730488 (I.R.S. Employer Identification No.)

PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio	44012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     PolyOne Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-162856):
1.	Underwriting Agreement, dated as of September 13, 2010, by and among the Company and Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC;

2.	Form of First Supplemental Indenture, by and between the Company and Wells Fargo Bank, N.A., as Trustee, governing the Company’s 7.375% Senior Notes due 2020 (including form of Note);

3.	Opinion of Jones Day; and

4.	Consent of Jones Day.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of September 13, 2010, by and among the Company and Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC

4.1	Form of First Supplemental Indenture, by and between the Company and Wells Fargo Bank, N.A., as Trustee, governing the Company’s 7.375% Senior Notes due 2020 (including form of Note)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 23, 2010

POLYONE CORPORATION
By:	/s/ Lisa K. Kunkle
	Name:	Lisa K. Kunkle
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of September 13, 2010, by and among the Company and Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC

4.1	Form of First Supplemental Indenture, by and between the Company and Wells Fargo Bank, N.A., as Trustee, governing the Company’s 7.375% Senior Notes due 2020 (including form of Note)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)